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                           VAN KAMPEN HIGH YIELD FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                     SEPTEMBER 1, 2009 -- FEBRUARY 28, 2010

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
   QVC Inc.      09/22/09       -       $98.28  $1,000,000,000  $3,500,000    0.350%      0.63%    Wells Fargo     Wells Fargo
  7.500% due                                                                                       Securities,     Securities
   10/1/2019                                                                                       Fortis
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Barclays
                                                                                                   Capital
                                                                                                   Inc.,
                                                                                                   Mizuho
                                                                                                   Securities
                                                                                                   USA Inc.,
                                                                                                   Calyon,
                                                                                                   RBS, BNP
                                                                                                   Paribas,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities,
                                                                                                   Citigroup,
                                                                                                   Commerzbank
                                                                                                   Corporates
                                                                                                   & Markets,
                                                                                                   Scotia
                                                                                                   Capital,
                                                                                                   SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey,
                                                                                                   Daiwa
                                                                                                   Securities
                                                                                                   America
                                                                                                   Inc., UBS
                                                                                                   Investment
                                                                                                   Bank
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